Exhibit 10.12.2
AMENDMENT NO. 2 TO TP 1 SPACE CHARTER AND
TRANSPORTATION SERVICE CONTRACT
This Amendment No. 2 (hereafter may be referred to as the “Amendment No. 2”) amends the TP1 Space Charter and Transportation Service Contract executed on May 9, 2004 between Horizon Lines, LLC and A.P. Moller as managing owner for and on behalf of A.P. Moller-Maersk A/S trading as Maersk Sealand (hereafter may be referred to as the “Agreement”), as amended by “Amendment No. 1” executed on 30th November, 2006 (the “Amended Agreement”). This Amendment No. 2 is entered into by and between Horizon and Maersk who shall each be considered a “Party” to this Amendment, and shall collectively be considered the “Parties”.
WHEREAS, the Parties intend to add the port of Yantian, PRC to the New TP1 Service under the terms provided below.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and in receipt of consideration, the sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:
This Amendment No. 2 shall become effective on/about June 30th, 2007, to coincide with the arrival of vessel Horizon Hawk in Yantian, PRC, and remain in effect through the date of departure of the vessel employed in the New TP1 Service making the final voyage from Yantian (scheduled for departure on or about March 29th, 2008). This Amendment No. 2 shall cease to be effective on the date immediately following the date of departure of the vessel employed in the New TP1 Service making the final voyage from Yantian, and all terms and conditions will revert to the terms of the Amended Agreement. .
a.	All capitalized terms used herein that are not otherwise defined shall have the meaning provided in the Amended Agreement.

b.	All references in the Amended Agreement to “Hong Kong and Kaohsiung” shall be changed to “Hong Kong, Yantian, and Kaohsiung”.

c.	All references in the Amended Agreement to “Kaohsiung and Hong Kong” shall be changed to “Kaohsiung, Hong Kong, and Yantian”.

d.	All references in the Amended Agreement to “Hong Kong or Kaohsiung” shall be changed to “Hong Kong, Yantian, or Kaohsiung”.

e.	All references in the Amended Agreement to “Hong Kong / Kaohsiung” shall be changed to “Hong Kong / Yantian / Kaohsiung”.

f.	All references in the Amended Agreement to “Hong Kong, Kaohsiung, Tacoma or Oakland” shall be changed to “Hong Kong, Kaohsiung, Yantian, Tacoma or Oakland”.

g.	Amend First Revised Appendix 1-A “Slot Rates” by adding the following to the bottom of the page:
“Surcharge for including Yantian to proforma schedule:
Irrespective of load port, the following rates will be assessed an additional

$***/FEU incremental surcharge (hereinafter referred to as “the Yantian Surcharge”), which shall not be subject to fuel or CPI adjustment or any other increase:
“Asia to North America (Tacoma, Oakland) TP1 Service; International Cargo”
And
“Asia to Hawaii/Guam (International Cargo)”
h.	Amend First Revised Appendix 2 to reflect the following proforma schedule:
Second Revised
Appendix 2
New TP1 Service
Vessel Service Proforma

					DAYS FROM
PORT	ARRIVAL AT DOCK		UNDOCKING TIME		TACOMA
	DAY	HOUR	DAY	HOUR
Tacoma			SUN	3:00	0
Oakland	TUE	3:00	TUE	20:00	2
Honolulu	SAT	23:00	SUN	19:00	7
Guam	TUE	0:00	WED	6:00	17
Yantian	SAT	22:00	SUN	13:00	21
Hong Kong	SUN	19:00	MON	2:00	22
Kaohsiung	MON	21:00	TUE	8:00	23
Tacoma	SAT	8:00			35
Note 1: The above schedule is based on a roundtrip time of 35 days and a frequency of 7 days.
i.
The Parties do not waive any rights as a result of entering into this Amendment No. 2. All the rights and obligations of the Parties under the Amended Agreement not specifically addressed under this Amendment No. 2 remain unmodified.

 *** Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

j.
This Amendment No. 2 and the Amended Agreement shall (a) contain the entire agreement and understanding of the Parties with respect to the subject matter and (b) supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the Parties relating to the subject matter thereof, all of which are merged into this Amendment No. 2 and the Amended Agreement.

k.	Except as otherwise provided herein, this Amendment No. 2 is effective as of the date signed by both Parties.”
WHEREAS, the Parties have executed this Amendment No. 2 to the Amended Agreement on the 2nd day of July, 2007.

Horizon Lines, LLC			A.P. Moller as managing owner
for and on behalf of
A.P.Moller-Maersk A/S
trading as “Maersk Line”

By:	/s/ Robert S. Zuckerman	By:	/s/ J. Harling

Name:	Robert S. Zuckerman	Name:	J. Harling

Title:	Vice President	Title:	V.P.

		By:	/s/ Peter Frederikson

		Name:	Peter Frederikson

		Title:	Sr. V.P.

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